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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF
                      1934 Date of Report (Date of earliest
                                event reported):
                                June 12, 2005

                             IPC ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                333-82540                              74-3022102
------------------------------------    ------------------------------------    ------------------------------------
  (State or other jurisdiction of            (Commission file number)                      (IRS Employer
          incorporation)                                                                Identification No.)


              88 PINE STREET, WALL STREET PLAZA, NEW YORK, NY 10005
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212)-825-9060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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ITEM 7.01 REGULATION FD DISCLOSURE

     On June 17, 2005, IPC Acquisition Corp. (the "Company") signed a commitment letter, including term sheets, with Goldman Sachs Credit Partners L.P. ("GSCP") under which GSCP committed to arrange and provide financing for a new senior credit facility (the "Senior Credit Facility"), all as more fully described in the Company's Current Report on Form 8-K filed on June 20, 2005. Subsequently, on July 5, 2005 the Company signed a new commitment letter with GSCP, General Electric Capital Corporation and Lehman Brothers Inc. on substantially the same terms as the previous commitment letter. In connection with the syndication of the Senior Credit Facility, the Company is disclosing the following information (all dollar amounts set forth below have been rounded to the nearest million):

BACKLOG, FUNNEL AND BOOKINGS

     The Company's quarterly Backlog (as defined below) for its third fiscal quarter ended June 30, 2005 was $92.0 million.

     The Company's Funnel, % High Confidence Funnel, Total Bookings and last twelve month ("LTM") Bookings (each as defined below) for the fiscal quarterly periods ended December 31, 2003 through June 30, 2005 were as follows:


                                             % High
Fiscal                                       Confidence
Quarter           Total Funnel               Funnel            Total Bookings              LTM Bookings
-------           ------------               ------            --------------              ------------

                                             (in millions)
----------------- -------------------------- ----------------- --------------------------- --------------------------
Q1 2003           $295.0                     50%               $36.0                       n/a
----------------- -------------------------- ----------------- --------------------------- --------------------------
Q2 2003           $269.0                     46%               $29.0                       n/a
----------------- -------------------------- ----------------- --------------------------- --------------------------
Q3 2003           $235.0                     46%               $32.0                       n/a
----------------- -------------------------- ----------------- --------------------------- --------------------------
Q4 2003           $240.0                     50%               $21.0                       $118.0
----------------- -------------------------- ----------------- --------------------------- --------------------------
Q1 2004           $255.0                     51%               $23.0                       $105.0
----------------- -------------------------- ----------------- --------------------------- --------------------------
Q2 2004           $282.0                     60%               $19.0                       $95.0
----------------- -------------------------- ----------------- --------------------------- --------------------------
Q3 2004           $258.0                     60%               $60.0                       $123.0
----------------- -------------------------- ----------------- --------------------------- --------------------------
Q4 2004           $321.0                     59%               $49.0                       $151.0
----------------- -------------------------- ----------------- --------------------------- --------------------------
Q1 2005           $376.0                     69%               $35.0                       $163.0
----------------- -------------------------- ----------------- --------------------------- --------------------------
Q2 2005           $388.0                     77%               $36.0                       $180.0
----------------- -------------------------- ----------------- --------------------------- --------------------------
Q3 2005           $364.0                     72%               $40.0                       $160.0
----------------- -------------------------- ----------------- --------------------------- --------------------------


     Backlog is defined as all projects under contract at the end of a quarter. The Total Funnel for a quarterly period constitutes identified known project opportunities (which are estimated subject to the sales team qualifications) during that quarterly period. The High Confidence Funnel percentage for a quarterly period constitutes the percentage of the Total Funnel for such quarterly period which the Company believes has a greater than 50% chance of being booked. Bookings for a quarterly period constitute projects for which a contract was signed during that quarterly period and Bookings for a LTM period constitute projects for which a contract was signed during that LTM period.

ESTIMATED FINANCIAL RESULTS FOR FISCAL YEAR ENDED SEPTEMBER 30, 2005

     The Company estimates the following financial results for its fiscal year ended September 30, 2005:

          o    Revenue: $330.0 million

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               o    Comprised of $154.0 million of Equipment Installation
                    Revenue and $176.0 million of Services Revenue (approximately $17.0 million of the $330.0 million revenue comprised of Command Systems Revenue)

               o Services Revenue comprised of $65.0 million in Network Services Revenue and $111.0 million in Equipment Services Revenue

          o    Net Income: $15.0 million

          o    Income Taxes: $11.0 million

          o    Interest Expense: $26.0 million

          o    Depreciation and Amortization: $26.0 million

          o    Number of Turret Positions Sold: Approximately 13,300

UNAUDITED FINANCIAL RESULTS FOR LTM PERIOD ENDED JUNE 30, 2005

     On a LTM period ended June 30, 2005, the Company's unaudited results were as follows:

          o    Equipment Installation Revenue: $123.0 million

          o    Services Revenue: $170.0 million

          o    Command and Control Revenue: $11.0 million

          o    Income from Continuing Operations: $13.0 million

          o    Income Taxes: $9.0 million

          o    Interest Expense: $23.0 million

          o    Depreciation and Amortization: $27.0 million

          o    Number of Turret Positions Sold: Approximately 13,800

     In addition, the Company expensed $1.0 million of capitalized professional fees and recorded $1.0 million of fair value inventory step-up in cost of sales. Capital expenditures for the period was $12.0 million.

     Cash for acquisitions was $8.0 million and cash paid for income taxes was $8.0 million. On June 30, 2005 the Company's cash balance was $12.0 million.

ESTIMATED FINANCIAL RESULTS FOR LTM PERIOD ENDED DECEMBER 31, 2005

     For the LTM period ended December 31, 2005, the Company estimates the following results:

          o    Equipment Installation Revenue: $166.0 million

          o    Services Revenue: $174.0 million

          o    Command and Control Revenue: $21.0 million

          o    Income from Continuing Operations: $19.0 million

          o    Income Taxes: $15.0 million

          o    Interest Expense: $30.0 million

          o    Depreciation and Amortization: $27.0 million

          o    Number of Turret Positions Sold: Approximately 15,800

     The estimated results for the LTM period ended December 31, 2005 take into consideration the anticipated change in capital structure from the Company's draw-down of $435.0 million of first lien debt and second lien debt during the Company's fiscal quarter ending September 30, 2005. Estimated cash
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flow payments under this anticipated draw-down would result in approximately
$6.0 million of first lien debt being repaid by December 31, 2005.

FORWARD-LOOKING STATEMENTS

     Some of the statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words like "expects", "anticipates", "intends", "plans", "believes", "estimates", "thinks", and similar expressions are forward-looking statements. These statements involve known and unknown risks, uncertainties and other risk factors, including but not limited to:

          o risks associated with the Company's substantial indebtedness, leverage and debt service;

          o risks of competition in the Company's existing and future markets;

          o    loss or retirement of any key executives;

          o    general business and economic conditions;

          o market acceptance issues, including the failure of products or services to generate anticipated sales levels; and

          o risks described under "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2004.




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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 IPC Acquisition Corp.

Dated: July 11, 2005             By:  /s/ James Engler
                                      ----------------------------------------
                                      James Engler
                                      Vice President and Treasurer